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                                  EXHIBIT 10.27

SECURED PROMISSORY NOTE
$100,000.00                                           Greenwich, Connecticut
                                                      March 12, 1998

      FOR VALUE RECEIVED, the undersigned hereby unconditionally promises to pay to the order of World Color Press, Inc. (the "Company"), at its office at The Mill, 340 Pemberwick Road, Greenwich, Connecticut 06831, in lawful money of the United States, ONE HUNDRED THOUSAND DOLLARS ($100,000.00). The undersigned promises to pay interest in like money at such office on the unpaid principal amount hereof from time to time outstanding from the date hereof at the rate of 6.9% from November 5, 1997, the date of the loan through December 31, 1998 and at such other rate as the Company may reasonably determine thereafter. Interest shall be calculated annually on the basis of a 365 day year and the number of actual days elapsed until the respective Due Date (as defined below).

      Except as otherwise provided herein or in the Repayment and Stock Pledge Agreement between the Company and the undersigned dated March 12, 1998 (the "Pledge"), principal and interest payments hereunder shall be due and payable as set forth on Exhibit A. Each such date on which a payment of principal and/or interest is due is referred to as a "Due Date".

      This Note is issued in connection with the pledge of shares of common stock, par value $0.01 per share, of the Company (the "Common Stock") and other collateral (the "Collateral") pursuant to the Pledge.

      The undersigned shall have the right to prepay this Note, in whole or in part, at any time without notice and without penalty and, notwithstanding anything to the contrary herein, this Note shall be prepaid, in whole or in part and from time to time, from the proceeds from any sale, transfer or other disposition of Pledged Securities. Any partial prepayments shall be applied first to accrued and unpaid interest and then to principal.

      Notwithstanding the existence of the Pledged Securities as security for repayment of the Note, the undersigned remains personally liable to the Company for any deficiency which the Pledged Securities do not cover.

      If an Event of Default (as defined in the Pledge) shall have occurred and be continuing, then, at such time, the unpaid principal amount hereof, all accrued and unpaid interest hereunder and all other amounts owing hereunder shall be and become immediately due and payable without notice to the undersigned. In the event of any default in payment or other Event of Default, the Company may pursue any available remedy to collect the payment of principal and interest hereunder or to otherwise enforce the terms and provisions of this Note.

      The Company shall have all of the rights to a secured creditor under the Connecticut Commercial Code with respect to the Collateral pledged as security hereunder.

      The undersigned promises to pay all costs and expenses, including reasonable attorney's fees incurred by the Company in collecting or attempting to collect the indebtedness under the Note.

      If any payment of principal or interest on this Note becomes due and payable on a day other than a business day, such payment shall be made on the next succeeding business day. As used herein, the term "business day" means any day other than a Saturday, Sunday or other day on which banks in the City of Greenwich, Connecticut are authorized by law to close.

      No delay or omission by the Company in exercising any right or remedy shall impair such (or any other) right or remedy or operate as a waiver thereof or an acquiescence in such default, and no single or partial exercise by the Company of any right or remedy shall preclude other or further exercise thereof, or the exercise or any other right or remedy. The non-exercise by the Company of its rights under this Note in any instance shall not constitute a waiver thereof in that or any subsequent instance. All remedies are cumulative to the extent permitted by law.
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      The terms and conditions of this Note may not be amended, modified or waived except in a writing executed by the parties hereto, nor shall any waiver be applicable except in the specific insurance for which it is given.

      None of the provisions hereof and none of the Company's rights or remedies hereunder shall be or be deemed to be waived by the Company's acceptance of any past due payment or by any indulgence granted by the Company to the undersigned.

      Except as otherwise provided herein, presentment for payment, demand, notice of dishonor, protest and notice of protest are hereby waived. All notices, declarations and other communications hereunder shall be in writing, hand delivered (including delivery by a courier service) as follows:

      If to the Company:

         World Color Press
         The Mill
         340 Pemberwick Road
         Greenwich, Connecticut 06831
         Attention: Chief Legal and Administrative Officer

      If to the undersigned:

         Brian Sullivan
         [Address omitted]

or to such other address as the Company or the undersigned may deliver to the other party from time to time in writing in like manner.

      If any term or provision of this Note shall be held invalid, illegal or unenforceable, the validity of all other terms and provisions shall in no way be affected thereby. The undersigned and the Company agree that, in the event of any litigation arising on, out of or by reason of this Note, the undersigned waives the right to a trial by jury and all rights of set off and rights to interpose counterclaims and cross-claims.

      This Note shall not be assigned by the undersigned without the prior written consent of the Company. This note shall inure to the benefit of the Company, its successors, endorsers and assigns. This Note may be assigned by the Company at any time.

      THIS NOTE SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF CONNECTICUT.


                                            /s/ Brian Sullivan
                                          --------------------------------
                                                Brian Sullivan